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                                                                    Exhibit 10.2

               THIRD AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

     THIRD AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT (this "Agreement") dated as of June 20, 2001 between BOWATER INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company from time to time designated as "Subsidiary Borrowers" hereunder pursuant to Section 7.02(a) of the Existing Credit Agreement as defined below (each, a "Subsidiary Borrower" and, together with the Company, the "Borrowers"); each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereto or that, pursuant to Section 12.06(b) of the Existing Credit Agreement, shall become a "Bank" hereunder (individually, a "Bank" and, collectively, the "Banks"); BANK OF AMERICA, N.A., as documentation agent; SUNTRUST BANKS INC., as syndication agent; and THE CHASE MANHATTAN BANK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

     WHEREAS, the Company, the Subsidiary Borrowers, the Banks, and the Administrative Agent are party to a Second Amended and Restated 364-Day Credit Agreement dated as of June 21, 2000 (as heretofore amended and modified by Amendment No. 1 to said Credit Agreement dated as of July 31, 2000, the "Existing Credit Agreement"), providing for the making of loans by the Banks to the Borrowers in an aggregate original principal amount up to $750,000,000; and

     WHEREAS, the parties hereto desire to amend the Existing Credit Agreement in certain respects (including to reduce the aggregate amount of the Commitments thereunder) and to restate the Existing Credit Agreement in its entirety;

     NOW, THEREFORE, the parties hereto agree to amend the Existing Credit Agreement as set forth in Section 2 hereof and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement (which Existing Credit Agreement is incorporated herein by this reference), as amended by the amendments set forth in Section 2 hereof:

     Section 1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given them in the Existing Credit Agreement.

     Section 2. Amendments. Subject to the satisfaction of the conditions specified in Section 3 hereof, the Existing Credit Agreement shall be amended as follows:

          2.01. General. Each reference to the "Agreement" or to the "Existing Credit Agreement" and words of similar import in the Existing Credit Agreement, as amended and restated hereby, and in the promissory notes


              Third Amended and Restated 364-Day Credit Agreement
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     (provided for in Section 2.08(d) of the Existing Credit Agreement) shall be a reference to the Existing Credit Agreement as amended and restated hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

          2.02. Definitions. Section 1.01 of the Existing Credit Agreement shall be amended by adding and amending and restating the following definitions (to the extent already included in said Section 1.01), as follows:

               "Alliance" shall mean Alliance Forest Products Inc., a corporation existing under the laws of Canada.

               "Alliance Arrangement" shall mean the arrangement in respect of Alliance and its shareholders under the provisions of Section 192 of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended, on the terms and conditions set forth in the Plan of Arrangement under and as defined in the Alliance Arrangement Agreement.

               "Alliance Arrangement Agreement" shall mean the Arrangement Agreement dated as of April 1, 2001 between the Company and Alliance.

               "Applicable Margin" shall mean: (a) with respect to Base Rate Loans, 0.0000% per annum, except that during any Level V Period the rate shall be 0.2500%; and (b) with respect to Eurodollar Loans, the rate for such Loan for each rating level period set forth in the schedule below:

                   Rating                          Eurodollar Loans

                   Level I Period                     0.3150%

                   Level II Period                    0.4200%

                   Level III Period                   0.5250%

                   Level IV Period                    0.6250%

                   Level V Period                     1.0500%

          Any change in the Applicable Margin for any Loan by reason of a change in the Standard & Poor's Rating or the Moody's Rating shall become effective on the date two Business Days after the announcement or publication by the respective rating agencies of a change in such rating or, in the absence of such announcement or publication, two Business Days after the effective date of such changed rating.

              Third Amended and Restated 364-Day Credit Agreement
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               "Commitment" shall mean, for each Bank, the obligation of such
          Bank to make Syndicated Loans in an aggregate amount at any one time outstanding up to but not exceeding (a) in the case of a Bank that is a party to the Third Amendment and Restatement on the date thereof, the amount set opposite the name of such Bank on Schedule I thereto under the caption "Commitment" or (b) in the case of any other Bank, the aggregate amount of the Commitments acquired by it pursuant to
          Section 12.06 hereof (in each case, as the same may be reduced from time to time pursuant to Section 2.04 hereof or increased or reduced pursuant to said Section 12.06(b)).

               "Revolving Credit Termination Date" shall mean June 19, 2002, as such date may from time to time be extended as provided in Section
          2.10 of the Existing Credit Agreement.

               "Third Amendment and Restatement" shall mean the Third Amended and Restated 364-Day Credit Agreement dated as of June 20, 2001 between the Company, the Subsidiary Borrowers, the Banks and the Administrative Agent.

     2.03. Initial and Subsequent Loans. Section 7.03 of the Existing Credit Agreement shall be amended by inserting "Section 8" in lieu of the reference to "Section 8.01" in clause (b) therein.

     2.04. Prohibition of Fundamental Changes. Section 9.05 of the Existing Credit Agreement shall be amended by inserting ", and may consummate the Alliance Arrangement" immediately after the word "hereof" in clause (a) therein.

     2.05. Limitation on Liens. Section 9.06 of the Existing Credit Agreement shall be amended by inserting "Section 9.11(g)" in lieu of the reference to "Section 9.11(f)" in clause (j) therein.

     2.06. Indebtedness. Section 9.11 of the Existing Credit Agreement shall be amended by (i) deleting the "and" at the end of clause (e) therein, (ii) deleting the "(f)" in clause (f) therein and placing the remaining text thereof into a new clause "(g)" therein and (iii) inserting a new clause (f) therein to read in its entirety as follows:

          "(f) Indebtedness of (i) Bowater Pulp and Paper Canada Inc. in an aggregate principal amount up to but not exceeding $110,000,000 and (ii) one or more Subsidiaries of the Company in respect of bonds, debentures, notes or similar instruments in a principal amount up to but not exceeding $600,000,000 in the aggregate as to all such Subsidiaries, to be incurred in connection with the refinancing of Indebtedness incurred by the Company in connection with the Alliance Arrangement; and".

     2.07. Dispositions. Schedule V to the Existing Credit Agreement shall be amended by adding "timberlands located in the southeastern United States that support the Company's Catawba operations" thereto.

              Third Amended and Restated 364-Day Credit Agreement
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     Section 3. Conditions. The amendment and restatement of the Existing Credit
Agreement contemplated hereby shall become effective as of June 20, 2001 (the "Restatement Effective Date") upon the satisfaction prior to such date of each of the following conditions to effectiveness (including, without limitation, that each document to be received by the Administrative Agent shall be in form and substance satisfactory to the Administrative Agent):

          3.01. Execution. The Administrative Agent (or its counsel) shall have received from each party hereto either (a) a counterpart of this Agreement signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          3.02. Opinion. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Banks and dated the Restatement Effective Date) of Wendy C. Shiba, Esq., Vice President, Secretary and Assistant General Counsel of the Company, substantially in the form of Exhibit B to the Existing Credit Agreement (with appropriate modifications to reflect the amendment and restatement thereof contemplated hereby). The Company hereby requests such counsel to deliver such opinion.

          3.03. Certificate as to Incumbency. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Company in respect of each of the officers (a) who are authorized to sign this Agreement on the Company's behalf and (b) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement, the promissory notes and the transactions contemplated hereby.

          3.04. Certificate of Authorized Officer. The Administrative Agent shall have received a certificate of a duly authorized financial officer of the Company, dated the Restatement Effective Date, stating that (a) no Default has occurred and is continuing as of such date, and (b) the representations and warranties contained in Section 8 of the Existing Credit Agreement, as amended and restated hereby, are true and complete on and as of such date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          3.05. Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including (i) for the account of any Bank, the up-front fee that the Company shall have agreed to pay or deliver to such Bank and (ii) to the extent invoiced, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.


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The Administrative Agent shall notify the Company and the Banks of the occurrence of the Restatement Effective Date, and such notice shall be conclusive and binding.

     Section 4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 5. Expenses. Without limiting its obligations under Section 12.03 of the Existing Credit Agreement, the Company agrees to pay, on demand, all reasonable out-of-pocket expenses incurred by the Administrative Agent and its affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent as documented in reasonable detail, in connection with the preparation and administration of this Agreement and the transactions contemplated hereby.

     Section 6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.




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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amended and
Restated 364-Day Credit Agreement to be duly executed as of the date first above written.

                              COMPANY
                              -------

                                   BOWATER INCORPORATED


                                   By:      /s/ William G. Harvey
                                   -----------------------------------------
                                   Name:     William G. Harvey
                                   Title:    Vice President and Treasurer


                                   By:      /s/ Wendy C. Shiba
                                   -----------------------------------------
                                   Name:     Wendy C. Shiba
                                   Title:    Vice President, Secretary and
                                             Assistant General Counsel


                              BANKS
                              -----


                                   THE CHASE MANHATTAN BANK,
                                   as Administrative Agent and a Bank


                                   By:      /s/ Gary L. Spevack
                                   -----------------------------------------
                                   Name:     Gary L. Spevack
                                   Title:    Vice President





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                                   BANK OF AMERICA, N.A.,
                                   as Documentation Agent and a Bank


                                   By:      /s/ Kevin F. Sullivan
                                   -----------------------------------------
                                   Name:     Kevin F. Sullivan
                                   Title:    Managing Director









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                                   SUNTRUST BANKS INC.,
                                   as Syndication Agent and a Bank


                                   By:      /s/ Nathan Bickford
                                   -----------------------------------------
                                   Name:     Nathan Bickford
                                   Title:    Assistant Vice President









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                                   THE BANK OF NEW YORK


                                   By:      /s/ David C Siegel
                                   -----------------------------------------
                                   Name:     David C. Siegel
                                   Title:    Vice President













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                                   TORONTO DOMINION (TEXAS), INC.


                                   By:      /s/ Jill Hall
                                   -----------------------------------------
                                   Name:     Jill Hall
                                   Title:    Vice President















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                                   WACHOVIA BANK, N.A.


                                   By:      /s/ Debra L. Coheley
                                   -----------------------------------------
                                   Name:     Debra L. Coheley
                                   Title:    Senior Vice President












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                                   THE BANK OF NOVA SCOTIA


                                   By:      /s/ William E. Zarrett
                                   -----------------------------------------
                                   Name:     William E. Zarrett
                                   Title:    Managing Director












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                                   BANK OF MONTREAL


                                   By:      /s/ Shahrokh Z. Shah
                                   -----------------------------------------
                                   Name:     Shahrokh Z. Shah
                                   Title:    Vice President











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                                   WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE, NEW YORK BRANCH


                                   By:      /s/ Andreas Schroeter
                                   -----------------------------------------
                                   Name:  Andreas Schroeter
                                   Title: Director


                                   By:      /s/ Walter T. Duffy III
                                   -----------------------------------------
                                   Name:  Walter T. Duffy III
                                   Title: Associate Director










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                                   CIBC INC.


                                   By:      /s/ Howard Palmer
                                   --------------------------------
                                   Name:   Howard Palmer
                                   Title:  Executive Director












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                                                                      Schedule I

                           BANK                                                     COMMITMENT
------------------------------------------------------------ ---------------------------------------------------------
The Chase Manhattan Bank                                                           $70,000,000
------------------------------------------------------------ ---------------------------------------------------------

Bank of America, N.A.                                                              $55,000,000
------------------------------------------------------------ ---------------------------------------------------------

SunTrust Banks Inc.                                                                $55,000,000
------------------------------------------------------------ ---------------------------------------------------------

The Bank of New York                                                               $45,000,000
------------------------------------------------------------ ---------------------------------------------------------

Toronto Dominion (Texas), Inc.                                                     $45,000,000
------------------------------------------------------------ ---------------------------------------------------------

Wachovia Bank, N.A.                                                                $45,000,000
------------------------------------------------------------ ---------------------------------------------------------

The Bank of Nova Scotia                                                            $45,000,000
------------------------------------------------------------ ---------------------------------------------------------

Bank of Montreal                                                                   $45,000,000
------------------------------------------------------------ ---------------------------------------------------------

Westdeutsche Landesbank
Girozentrale, New York Branch                                                      $30,000,000
------------------------------------------------------------ ---------------------------------------------------------

CIBC Inc.                                                                          $15,000,000
------------------------------------------------------------ ---------------------------------------------------------






              Third Amended and Restated 364-Day Credit Agreement
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